EXHIBIT 32.2

                CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER
            REQUIRED BY RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE
                     ACT OF 1934 AND 18 U.S.C SECTION 1350

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      I, Eric Bello, Treasurer (principal financial officer) of Quipp, Inc., a
Florida corporation (the "Company"), hereby certify that, based on my knowledge:

      (1) The Company's quarterly report on Form 10-Q for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     *  *  *

ERIC BELLO
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Eric Bello
Treasurer (principal financial officer)

Date: November 18, 2005

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